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                                                                   EXHIBIT 10.38

                   ASSET PURCHASE AGREEMENT AMONG CYNET, INC.,

                FINANCIAL WARFARE, INC. AND COVENANT ECONET, INC.
                                NOVEMBER 2, 2001

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                                TABLE OF CONTENTS

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                                                                                                               PAGE

1.       Purchase and Sale of Acquired Assets.....................................................................1
         (a)      SALE OF THE ACQUIRED ASSETS TO  THE BUYER.......................................................1
         (b)      ASSUMPTION OF LIABILITIES.......................................................................1
         (c)      PURCHASE PRICE..................................................................................1
         (d)      THE CLOSING.....................................................................................2
         (e)      DELIVERIES AT THE CLOSING.......................................................................2

2.       Representations and Warranties  of the Buyer.............................................................2
         (a)      ORGANIZATION OF THE BUYER.......................................................................2
         (b)      AUTHORIZATION OF TRANSACTION....................................................................2
         (c)      Noncontravention................................................................................2
         (d)      BROKERS' FEES...................................................................................3
         (e)      NO CONSENTS.....................................................................................3

3.       Representations and Warranties of the Sellers............................................................3
         (a)      ORGANIZATION AND CORPORATE POWER................................................................3
         (b)      AUTHORIZATION OF TRANSACTION....................................................................3
         (c)      NONCONTRAVENTION................................................................................3
         (d)      BROKERS' FEES...................................................................................4
         (e)      ASSETS; TITLE; CONDITION AND SUFFICIENCY........................................................4
         (f)      FINANCIAL STATEMENTS............................................................................4
         (g)      EVENTS SUBSEQUENT TO MOST RECENT FISCAL MONTH END...............................................4
         (h)      LEGAL COMPLIANCE................................................................................5
         (i)      LIABILITIES.....................................................................................5
         (j)      TAX MATTERS.....................................................................................5
         (k)      REAL PROPERTIES.................................................................................5
         (l)      INTELLECTUAL PROPERTY...........................................................................5
         (m)      CONTRACTS.......................................................................................5
         (n)      LITIGATION......................................................................................6
         (o)      EMPLOYEE PLANS..................................................................................6
         (p)      EMPLOYEES.......................................................................................6
         (q)      NO CONSENTS.....................................................................................6

4.       Pre-Closing Covenants....................................................................................6
         (a)      GENERAL.........................................................................................6
         (b)      NOTICES AND CONSENTS............................................................................7
         (c)      OPERATION OF BUSINESS...........................................................................7
         (d)      FULL ACCESS; CONFIDENTIALITY....................................................................7
         (e)      NOTICE OF DEVELOPMENTS; UPDATING DISCLOSURE SCHEDULE............................................7
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                                       ii
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
         (f)      EXCLUSIVITY.....................................................................................7

5.       Post-Closing Covenants...................................................................................8
         (a)      GENERAL.........................................................................................8
         (b)      LITIGATION SUPPORT..............................................................................8
         (c)      TRANSITION......................................................................................8
         (d)      EMPLOYEE MATTERS................................................................................8
         (e)      UNASSIGNABLE CONTRACTS..........................................................................8

6.       Noncompetition Covenants.................................................................................8
         (a)      BACKGROUND......................................................................................8
         (b)      CONSIDERATION...................................................................................9
         (c)      TERRITORY.......................................................................................9
         (d)      NONCOMPETITION..................................................................................9
         (e)      NOTICE TO OTHERS................................................................................9
         (f)      REMEDIES........................................................................................9
         (g)      MODIFICATION...................................................................................10
         (h)      INDEPENDENT....................................................................................10

7.       Conditions to Obligation to Close.......................................................................10
         (a)      CONDITIONS TO OBLIGATION OF THE BUYER..........................................................10
         (b)      CONDITIONS TO OBLIGATION OF THE SELLERS........................................................11

8.       Remedies for Breaches of This Agreement.................................................................12
         (a)      SURVIVAL OF REPRESENTATIONS AND WARRANTIES.....................................................12
         (b)      INDEMNIFICATION PROVISIONS FOR BENEFIT OF THE BUYER............................................12
         (c)      INDEMNIFICATION PROVISIONS FOR BENEFIT OF THE SELLERS..........................................12
         (d)      MATTERS INVOLVING THIRD PARTIES................................................................12
         (e)      DETERMINATION OF ADVERSE CONSEQUENCES..........................................................13
         (f)      OTHER INDEMNIFICATION PROVISIONS...............................................................13

9.       Termination.............................................................................................13
         (a)      TERMINATION OF AGREEMENT.......................................................................14
         (b)      EFFECT OF TERMINATION..........................................................................14

10.      Miscellaneous...........................................................................................14
         (a)      PRESS RELEASES AND PUBLIC ANNOUNCEMENTS........................................................14
         (b)      STATEMENTS QUALIFIED BY KNOWLEDGE..............................................................14
         (c)      NO THIRD-PARTY BENEFICIARIES...................................................................15
         (d)      ENTIRE AGREEMENT...............................................................................15
         (e)      SUCCESSION AND ASSIGNMENT......................................................................15
         (f)      COUNTERPARTS...................................................................................15
         (g)      HEADINGS.......................................................................................15
         (h)      NOTICES........................................................................................15
         (i)      GOVERNING LAW..................................................................................16

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
         (j)      AMENDMENTS AND WAIVERS.........................................................................16
         (k)      SEVERABILITY...................................................................................16
         (l)      EXPENSES.......................................................................................16
         (m)      CONSTRUCTION...................................................................................16
         (n)      INCORPORATION OF EXHIBITS AND SCHEDULES........................................................16

EXHIBITS AND SCHEDULES:

         Exhibit A:        Description of Acquired Assets

         Disclosure Schedule, initialed by the Parties
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                            ASSET PURCHASE AGREEMENT

     This Asset Purchase Agreement (the "AGREEMENT") is made and entered into as of November 2, 2001, by and among CYNET, INC., a Texas corporation (the "BUYER"), FINANCIAL WARFARE, INC., a Nevada corporation and COVENANT ECONET, INC., a Nevada corporation (the "SELLERS"). The Buyer and the Sellers are sometimes referred to collectively herein as the "PARTIES."

     The Sellers are providers of educational programs, general consulting services and organizers of membership associations, including the business operations of FINANCIAL WARFARE, INC. (the "BUSINESS"). FINANCIAL WARFARE, INC. is the wholly owned subsidiary of COVENANT ECONET, INC. This Agreement contemplates a transaction in which the Buyer will purchase from the Sellers, and the Sellers will sell to the Buyer, the membership database of the Business in return for issuance to COVENANT ECONET, INC. certain shares of common stock of the Buyer.

     Now, therefore, in consideration of the premises and the mutual promises herein made, and in consideration of the representations, warranties, and covenants herein contained, the Parties agree as follows.

     1.   PURCHASE AND SALE OF ACQUIRED ASSETS.

          (a) SALE OF THE ACQUIRED ASSETS TO THE BUYER. On and subject to the terms and conditions of this Agreement, the Sellers agree to sell, convey, assign, and transfer to the Buyer the FINANCIAL WARFARE, INC. membership database along with any and all contact information related to the membership database and prospective members for Sellers' Financial Warfare Membership program (the "ACQUIRED ASSETS"). It is agreed that the Buyer will acquire by this Agreement only the Acquired Assets and that the Sellers shall retain on and following the Closing Date all of their properties and assets not so identified. Nevertheless, the Acquired Assets do not include any rights to collect membership fees pursuant to Sellers' offer of educational or membership services.

          (b) ASSUMPTION OF LIABILITIES. On and subject to the terms and conditions of this Agreement, the Buyer agrees to assume only the liability to provide its Basic FlyMail communication service and a monthly newsletter to the acquired database of Financial Warfare Membership until the anniversary date of the person's membership in the Financial Warfare Membership Club (the "ASSUMED LIABILITIES") after such time, Buyer will charge the person's related to the Acquired Assets Buyer's customary subscription fee for Buyer's enhanced communication services. The Buyer will not assume or have any responsibility, however, with respect to any other obligation or liability of the Sellers other than the Assumed Liabilities. Specifically, Buyer assumes no liability to provide membership and/or educational services Seller offered to the persons related to the Acquired Assets.

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          (c)  PURCHASE PRICE. The consideration for the Acquired Assets and the agreements between the Buyer and Sellers described herein shall be set at the November 2, 2001 market value of the shares of Buyers stock being offered (the "PURCHASE PRICE"), plus the assumption of the Assumed Liabilities. The Purchase Price is payable as follows:

          (1) 10,000,000 shares of Cynet, Inc. Class A Common Stock to be issued to the Sellers within ten (10) business days of entering into this Agreement; and

          (2) 20 shares of Cynet, Inc. Series H Preferred Stock which shares may be exchanged for up to 20,000,000 shares of Cynet, Inc. Class A Common Stock at such time after February 28, 2002 that Buyer has enough authorized Class A Common Stock to satisfy the conversion.

          (d) THE CLOSING. The closing of the transactions contemplated by this Agreement (the "CLOSING") shall take place by the exchange of facsimile signatures on the relevant documents followed by the delivery of executed original documents by the second business day following the facsimile exchange (the "CLOSING DATE"); provided that the Closing Date shall be no later than November 9, 2001.

          (e) DELIVERIES AT THE CLOSING. At the Closing: (i) the Sellers will execute, acknowledge (if appropriate), and deliver to the Buyer (A) assignments (including intellectual property transfer documents) in form and substance acceptable to the Buyer, (B) each of the Security Documents and (C) such other instruments of transfer, sale, conveyance and assignment as the Buyer reasonably may request; (ii) the Buyer will execute, acknowledge (if appropriate), and deliver to the Sellers an original of the documents executed by the authorized person(s) representing the Buyer; (iii) the Sellers shall have received from counsel to the Buyer an opinion in form and substance acceptable to the Sellers; and (iv) the Buyer shall have received from counsel to the Sellers an opinion in form and substance acceptable to the Buyer; and (v) the Buyer will deliver to the Sellers the shares of stock as specified in Section 1(c)(i) above.

     2. REPRESENTATIONS AND WARRANTIES OF THE BUYER. The Buyer represents and warrants to the Sellers that the statements contained in this Section 2 are correct and complete as of the date of this Agreement and will be correct and complete as of the Closing Date (as though made then and as though the Closing Date were substituted for the date of this Agreement throughout this Section 2).
          (a) ORGANIZATION OF THE BUYER. The Buyer is a corporation duly organized, validly existing, and in good standing under the laws of the jurisdiction of its incorporation.

          (b) AUTHORIZATION OF TRANSACTION. The Buyer has full power and authority (including full corporate power and authority) to execute and deliver this Agreement and to perform its obligations hereunder. This Agreement constitutes the valid and legally binding obligation of the Buyer, enforceable in accordance with its terms and conditions, except as may be limited by bankruptcy, reorganization, fraudulent conveyance and other laws affecting creditors' rights generally.

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          (c)  NONCONTRAVENTION. To the knowledge of the Buyer, neither the execution and the delivery of this Agreement, nor the consummation of the transactions contemplated hereby, will (A) violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any government, governmental agency, or court to which the Buyer is subject or any provision of its charter or bylaws or (B) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice under any agreement, contract, lease, license, instrument, or other arrangement to which the Buyer is a party or by which it is bound or to which any of its assets is subject. The Buyer need not give any notice to, make any filing with, or obtain any authorization, consent, or approval of any government or governmental agency in order to consummate the transactions contemplated by this Agreement.

          (d) BROKERS' FEES. The Buyer has no liability or obligation to pay any fees or commissions to any broker, finder, or agent with respect to the transactions contemplated by this Agreement for which the Sellers could become liable or obligated.

          (e) NO CONSENTS. To the knowledge of the Buyer, no consent, approval, order or authorization of, or registration, declaration or filing with any governmental authority or other person on the part of the Buyer is required in connection with the execution or delivery of, or the performance of its obligations under this Agreement, the agreements to be executed and delivered pursuant to this Agreement or the consummation of any transaction contemplated hereby or thereby.

     3. REPRESENTATIONS AND WARRANTIES OF THE SELLERS. The Sellers represent and warrant to the Buyer, that the statements contained in this Section 3 are correct and complete as of the date of this Agreement, and will be correct and complete as of the Closing Date (as though made then and as though the Closing Date were substituted for the date of this Agreement throughout this Section 3), except as set forth in the Disclosure Schedule accompanying this Agreement and initialed by the Parties (the "DISCLOSURE SCHEDULE"). The Disclosure Schedule will be arranged in sections corresponding to the lettered and numbered sections contained in this Section 3.

          (a) ORGANIZATION AND CORPORATE POWER. The Sellers each and individually are a corporation duly organized, validly existing, and in good standing under the laws of the State of Texas. The Sellers have full corporate power and authority to carry on the Business as it is presently conducted.

          (b) AUTHORIZATION OF TRANSACTION. The Sellers have full power and authority (including full corporate power and authority) to execute and deliver this Agreement and to perform their obligations hereunder. Without limiting the generality of the foregoing, the board of directors of the Sellers have duly authorized the execution, delivery, and performance of this Agreement by the Sellers. This Agreement constitutes the valid and legally binding obligation of the Sellers, enforceable in accordance with its terms and conditions, except as may be limited by bankruptcy, reorganization, fraudulent conveyance and other laws affecting creditors' rights generally.

          (c) NONCONTRAVENTION. To the knowledge of the Sellers, neither the execution and the delivery of this Agreement, nor the consummation of the transactions contemplated hereby, will

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(i) violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any government, governmental agency, or court to which the Sellers are subject or any provision of the charter or bylaws of the Sellers or (ii) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice under any agreement, contract, lease, license, instrument, or other arrangement to which the Sellers are a party or by which they are bound or to which any of their assets (including the Acquired Assets) are subject (or result in the imposition of any Lien (defined below) upon any of their assets), except where the violation, conflict, breach, default, acceleration, termination, modification, cancellation, failure to give notice, or Lien would not have a material adverse effect on the financial condition of the Sellers taken as a whole or on the ability of the Parties to consummate the transactions contemplated by this Agreement. To the knowledge of the Sellers, the Sellers do not need to give any notice to, make any filing with, or obtain any authorization, consent, or approval of any government or governmental agency in order for the Parties to consummate the transactions contemplated by this Agreement, except where the failure to give notice, to file, or to obtain any authorization, consent, or approval would not have a material adverse effect on the financial condition of the Sellers taken as a whole or on the ability of the Parties to consummate the transactions contemplated by this Agreement. As used in this Agreement, the term "LIEN" means any mortgage, deed to secure debt, deed of trust, security interest, lien, pledge, charge, right of first refusal, encumbrance, adverse claim of any kind and any other security arrangement of any nature whatsoever, including any conditional sale or title retention arrangement, and any assignment, deposit arrangement or lease intended as, or having the effect of, security and the interest of a lessor or lessee under a lease treated as a capitalized lease under generally accepted accounting principles.

          (d) BROKERS' FEES. The Sellers have no liability or obligation to pay any fees or commissions to any broker, finder, or agent with respect to the transactions contemplated by this Agreement.

          (e) FINANCIAL STATEMENTS. The Sellers have delivered or made available to the Buyer the following financial statements (collectively the "FINANCIAL STATEMENTS") (i) audited consolidated balance sheets and statements of operations, statements of stockholders' equity, and cash flows for all years such as of and for the fiscal years ended May 31, 2001 the Sellers and their subsidiaries; (ii) unaudited consolidated balance sheets and statements of income, changes in stockholders' equity, and cash flow (the "MOST RECENT FINANCIAL STATEMENTS") as of and for the nine months ended September 30, 2001, (the "MOST RECENT FISCAL MONTH END") if any.

          (f) EVENTS SUBSEQUENT TO MOST RECENT FISCAL MONTH END. Since the Most Recent Fiscal Month End, there has not been any material adverse change in the Business which would adversely affect the Acquired Assets.

          (g) LEGAL COMPLIANCE. Except as disclosed in Section 3(g) of the Disclosure Schedule, to the knowledge of the Sellers, the Sellers have conducted the Business in compliance with all applicable laws (including rules, regulations, codes, plans, injunctions, judgments, orders, decrees, rulings, and charges thereunder) of federal, state, local, and foreign governments (and all agencies thereof), except where the failure to comply would not have a material adverse effect upon

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the financial condition of the Sellers taken as a whole. The Sellers are not in receipt of any notice or warning of, or to Sellers's knowledge, charged with or under investigation with respect to any failure or alleged failure to comply with any provision of any applicable law.

          (h) LIABILITIES. None of the Acquired Assets is subject to any Liens or liabilities of any nature, whether accrued, absolute, contingent or otherwise, that are not reflected in the Fax Broadcasting Statements, other than
(i) as disclosed in Section 3(h) of the Disclosure Schedule.

          (i) TAX MATTERS. The Sellers have filed all required tax returns and reports relating to the Acquired Assets and the Business required to be filed or made on or prior to the Closing Date. Sellers have paid (or has made adequate provision for) all taxes (including penalties and interest), withholdings and other governmental charges relating to the Acquired Assets and the Business for all periods ending on or prior to the Closing Date.

          (j) CONTRACTS. Except as disclosed in Section 3(l) of the Disclosure Schedule, the Sellers are not party to any contract pertaining to any of the Acquired Assets other than the contracts listed on EXHIBIT A (collectively, the "SELLERS CONTRACTS"). Sellers have delivered to Buyer true and accurate copies of all written contracts comprising the Sellers Contracts (or a written summary of the terms of any oral contract), together with all amendments, modifications and supplements thereof and waivers and consents thereunder. Except as disclosed in Section 3(m) of the Disclosure Schedule: (i) the Sellers have not assigned any of their rights in the Acquired Assets.

          (k) LITIGATION. Except as described in Section 3(k) of the Disclosure Schedule, there is no litigation, action, claim, proceeding or governmental investigation pending or, to the knowledge of Sellers, threatened against Sellers relating to the Business or the Acquired Assets, and to the knowledge of Sellers, there is no basis for any such action that is likely to have a material adverse effect on the Acquired Assets.

          (l) NO CONSENTS. To the knowledge of the Sellers, no consent, approval, order or authorization of, or registration, declaration or filing with any governmental authority or other person on the part of the Sellers is required in connection with the execution or delivery of, or the performance of their obligations under this Agreement, the agreements to be executed and delivered pursuant to this Agreement or the consummation of any transaction contemplated hereby or thereby.

     4. PRE-CLOSING COVENANTS. The Parties agree as follows with respect to the period between the execution of this Agreement and the Closing.
          (a) GENERAL. Each of the Parties will use its reasonable best efforts to take all action and to do all things necessary, proper, or advisable in order to consummate and make effective the transactions contemplated by this Agreement (including satisfaction, but not waiver, of the closing conditions set forth in Section 7 below).

          (b) NOTICES AND CONSENTS. The Sellers will give any notices to third parties, and will use their reasonable best efforts to obtain any third party consents, that the Buyer reasonably may request in connection with the matters referred to in Section 3(c) above. Each of the Parties will give any notices to, make any filings with, and use its reasonable best efforts to obtain any

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authorizations, consents, and approvals of governments and governmental agencies in connection with the matters referred to in Sections 3(c) above.

          (c) FULL ACCESS; CONFIDENTIALITY. The Sellers will permit representatives of the Buyer to have full access at all reasonable times, and in a manner so as not to interfere with the normal business operations of the Sellers, to all premises, properties, personnel, books, records (including tax records), contracts, and documents of or pertaining to the Acquired Assets. The Buyer will treat and hold as confidential any information concerning the businesses and affairs of the Sellers, the Acquired Assets or the Sellers' Business that is not already generally available to the public it receives from the Sellers and will not use any of such non-public information except in connection with this Agreement, and, if this Agreement is terminated for any reason whatsoever, will return to the Sellers all tangible embodiments (and all copies) of such non-public information which is in its possession.

          (c) NOTICE OF DEVELOPMENTS; UPDATING DISCLOSURE SCHEDULE. The Sellers may elect at any time to notify the Buyer of any development causing a breach of any of the representations and warranties in Section 3 above. Unless the Buyer has the right to terminate this Agreement pursuant to Section 9(a)(ii) below by reason of the development and exercises that right within the period of 10 business days referred to in Section 9(a)(ii) below, the written notice pursuant to this Section 4(e) will be deemed to have amended the Disclosure Schedule, to have qualified the representations and warranties contained in Section 3 above, and to have cured any misrepresentation or breach of warranty that otherwise might have existed hereunder by reason of the development.

          (d) EXCLUSIVITY. Until November 9, 2001 or the termination of this Agreement, whichever occurs first, the Sellers will not solicit, initiate, or encourage the submission of any proposal or offer from any Person (defined below) relating to the acquisition, encumbrance, lease or rental of the Acquired Assets (including any acquisition structured as a stock purchase, merger, consolidation, or share exchange); PROVIDED, HOWEVER, that the Sellers and their directors and officers will remain free to participate in any discussions or negotiations regarding, furnish any information with respect to, assist or participate in, or facilitate in any other manner any effort or attempt by any Person to do or seek any of the foregoing to the extent their fiduciary duties may require. As used herein, the term "PERSON" means an individual, a partnership, a corporation, an association, a joint stock company, a trust, a joint venture, an unincorporated organization, or a governmental entity (or any department, agency, or political subdivision thereof).

     5. POST-CLOSING COVENANTS. The Parties agree as follows with respect to the period following the Closing.

          (a) GENERAL. In case at any time after the Closing any further action is necessary or desirable to carry out the purposes of this Agreement, each of the Parties will take such further action (including the execution and delivery of such further instruments and documents) as any other Party reasonably may request, all at the sole cost and expense of the requesting Party (unless the requesting Party is entitled to indemnification therefor under Section 8 below).

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          (b)   LITIGATION SUPPORT. In the event and for so long as any Party actively is contesting or defending against any action, suit, proceeding, hearing, investigation, charge, complaint, claim, or demand in connection with
(i) any transaction contemplated under this Agreement or (ii) any fact, situation, circumstance, status, condition, activity, practice, plan, occurrence, event, incident, action, failure to act, or transaction on or prior to the Closing Date involving the Acquired Assets, the other Party shall cooperate with the defending Party and its counsel in the defense or contest, make available their personnel, and provide such testimony and access to its books and records as shall be necessary in connection with the defense or contest, all at the sole cost and expense of the contesting or defending Party (unless the contesting or defending Party is entitled to indemnification therefor under Section 8 below).

          (c) TRANSITION. The Sellers will not take any action that is designed or intended to have the effect of discouraging any of the persons who are related to the Acquired Assets from conducting business with the Buyer prior to the Closing.

          (d) UNASSIGNABLE CONTRACTS. Any provision of this Agreement or of any instrument executed and delivered pursuant to this Agreement notwithstanding, to the extent that the assignment of any Sellers Contract shall require the consent of any other party thereto, the Sellers shall not be deemed to have assigned the same and the Buyer shall not be deemed to have assumed the same unless and until such consent shall have been granted. The Sellers and the Buyer shall use their best efforts to procure consents to the assignment of those Sellers Contracts which require consent. For so long as any such consent is not obtained, the Sellers shall cooperate with the Buyer in any reasonable arrangement to provide to the Buyer the benefits under any such Sellers Contract, including enforcement of any and all rights of the Sellers arising out of any breach or cancellation by any other party thereto. If after the Closing any previously unobtained consent shall be obtained, the Buyer shall assume such Sellers Contract and the Sellers shall be deemed to have assigned it to the Buyer, as of the Closing Date.

     6    NONCOMPETITION COVENANTS.

          (a) BACKGROUND. The Sellers understand that the Buyer will not consummate the acquisition of the Acquired Assets without the assurance that the Sellers will not engage in the business of offering to the persons related to the Acquired Assets communication services in competition with Buyer. The Sellers further acknowledges and agree that such restrictions are reasonable in light of the business of the Sellers and the direct and substantial benefit to the Sellers to be derived by the transactions contemplated by the Asset Purchase Agreement.

          (b) CONSIDERATION. The Sellers acknowledge and agree that the substantial benefits to it of the transactions consummated pursuant to this
Section 6 are a significant benefit to the Sellers and also constitute good and valuable consideration, the receipt and adequacy of which are hereby acknowledged by the Sellers.

          (c) NONCOMPETITION. Effective as of the Closing Date, the Sellers agree that during the period extending from the date of this Agreement through the third (3rd) anniversary hereof neither it, Marcus Dukes or Teresa Hodge will not, directly or indirectly:

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          (i)   solicit, divert or take away, or attempt to solicit, divert or take away, persons from the Acquired Assets; or

          (ii) attempt or seek to cause any of the persons related to the Acquired Assets to refrain from entering into a new business relationship with the Buyer.

PROVIDED, HOWEVER, that it is understood and agreed that Buyer may engage the services of Marcus Dukes and/or Teresa Hodge to assist Buyer in the conduct of Buyer's separate business.

          (c) NOTICE TO OTHERS. The Sellers hereby agree that the Buyer may disclose the provisions of this Section 6 to any person.

          (d)   REMEDIES.

          (i) EQUITABLE RELIEF. The Sellers acknowledge that any violation of this Section 6 may cause irreparable harm to the Buyer and that damages are not an adequate remedy. The Sellers therefore agree that the Buyer shall be entitled to injunctive relief, including temporary, preliminary and permanent injunctions, by an appropriate court in the appropriate jurisdiction, enjoining, prohibiting and restraining the Sellers from the continuance of any such violation, in addition to any monetary damages which might occur by reason of the violation of this Agreement.

          (ii) CUMULATIVE. The remedies provided in this Section 6 are cumulative and shall not exclude any other remedies to which any party to this Agreement may be entitled under this Agreement or applicable law, and the exercise of a remedy shall not be deemed an election excluding any other remedy (any such claim by the other party to this Agreement being hereby waived).

          (e) MODIFICATION. It is understood and agreed by the parties hereto that should any portion, provision or clause of the foregoing be deemed too broad to permit enforcement to its full extent, then it shall be enforced to the maximum extent permitted by law, and each party hereby consents and agrees that such scope may be judicially modified accordingly in any proceeding brought to enforce such restriction.

          (f)   INDEPENDENT. The covenants and agreements set forth in this
Section 6 represent separate and independent covenants and agreements, and should any part or provision of such covenants or agreements be held invalid, void or unenforceable by any court of competent jurisdiction, such invalidity, voidness or unenforceability shall in no way render invalid, void or unenforceable any other part or provision thereof or any separate covenant not declared invalid, void or unenforceable; and this Section 6 shall in that case be construed as if the void, invalid or unenforceable provisions were omitted.

     7    CONDITIONS TO OBLIGATION TO CLOSE.

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          (a)   CONDITIONS TO OBLIGATION OF THE BUYER. The obligation of the
Buyer to consummate the transactions to be performed by it in connection with the Closing is subject to satisfaction of the following conditions:

          (i)   the representations and warranties of the Sellers set forth in
                Section 3 above shall be true and correct in all material respects at and as of the Closing Date;

          (ii) the Sellers shall have performed and complied with all of their covenants hereunder in all material respects through the Closing;

          (iii) there shall not be any injunction, judgment, order, decree, ruling, or charge in effect preventing consummation of any of the transactions contemplated by this Agreement;

          (iv) the Sellers shall have delivered to the Buyer a certificate to the effect that each of the conditions specified above in
                Section 7(a)(i)-(iii) is satisfied in all respects;

          (v) the Buyer shall have received from counsel to the Sellers an opinion in form and substance reasonably aceptable to the Sellers, addressed tothe Buyer, and dated as of the Closing Date; and

          (vi) all actions to be taken by the Sellers in connection with consummation of the transactions contemplated hereby and all certificates, opinions, instruments, and other documents required to effect the transactions contemplated hereby will be reasonably satisfactory in form and substance to the Buyer.

The Buyer may waive any condition specified in this Section 7(a) if it executes a writing so stating at or prior to the Closing.

          (b) CONDITIONS TO OBLIGATION OF THE SELLERS. The obligation of the Sellers to consummate the transactions to be performed by them in connection with the Closing is subject to satisfaction of the following conditions:

          (i)   the representations and warranties of the Buyer set forth in
                Section 2 above shall be true and correct in all material respects at and as of the Closing Date;

          (ii) the Buyer shall have performed and complied with all of its covenants hereunder in all material respects through the Closing;

          (iii) there shall not be any injunction, judgment, order, decree, ruling, or charge in effect preventing consummation of any of the transactions contemplated by this Agreement;

          (iv) the Buyer shall have delivered to the Sellers a certificate to the effect that each of the conditions specified above in
                Section 7(b)(i)-(iii) is satisfied in all respects;

          (v) the Buyer shall have executed and delivered to the Sellers the Purchase Note and each of the Security Documents in a form reasonably acceptable to the Sellers;

          (vi) the Sellers shall have received from counsel to the Buyer an opinion in form and substance reasonably acceptable to the Buyer, addressed to the Sellers, and dated as of the Closing Date; and

          (vii) all actions to be taken by the Buyer in connection with consummation of the transactions contemplated hereby and all certificates, opinions, instruments, and other documents required to effect the transactions contemplated hereby will be reasonably satisfactory in form and substance to the Sellers.

The Sellers may waive any condition specified in this Section 7(b) if it executes a writing so stating at or prior to the Closing.

     8    REMEDIES FOR BREACHES OF THIS AGREEMENT.

          (a) SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All of the representations and warranties of the Parties contained in Sections 2 and 3 above shall survive the Closing hereunder (unless the damaged Parties knew or had reason to know of any misrepresentation or breach of warranty at the time of Closing) and continue in full force and effect for a period of eighteen (18) months thereafter.

          (b) INDEMNIFICATION PROVISIONS FOR BENEFIT OF THE BUYER. In the event the Sellers breach any of their representations, warranties, and covenants contained herein, provided that the Buyer makes a written claim for indemnification against any of the Sellers pursuant to Section 10(h) below within the survival period provided in Section 8(a) above, then the Sellers agree to indemnify the Buyer from and against any Adverse Consequences (defined in Section 8(e) below) the Buyer shall suffer through and after the date of the claim for indemnification (but excluding any Adverse Consequences the Buyer shall suffer after the end of any applicable survival period) caused proximately by the breach; PROVIDED, HOWEVER, that the Sellers shall not have any obligation to indemnify the Buyer from and against any Adverse Consequences caused by the breach of any representation or warranty of the Sellers: (A) until the Buyer has suffered Adverse Consequences by reason of all such breaches in excess of a $100,000 aggregate deductible (after which point the Sellers will be obligated only to indemnify the Buyer from and against further such Adverse Consequences) or thereafter (B) to the extent the Adverse Consequences the Buyer has suffered by reason of all such breaches exceeds a $500,000, aggregate ceiling (after which point the Sellers will have no obligation to indemnify the Buyer from and against further such Adverse Consequences).

          (c) INDEMNIFICATION PROVISIONS FOR BENEFIT OF THE SELLERS. In the event the Buyer breaches any of its representations, warranties, and covenants contained herein, provided that the Sellers make a written claim for indemnification against the Buyer pursuant to Section 10(h) below within the survival period provided in Section 8(a) above, then the Buyer agrees to indemnify the Sellers from and against the entirety of any Adverse Consequences the Sellers shall suffer through and after the date of the claim for indemnification (but excluding any Adverse Consequences the Sellers shall suffer after the end of any applicable survival period) caused proximately by the breach.

          (d)   MATTERS INVOLVING THIRD PARTIES.

          (i) If any third party shall notify any Party (the "INDEMNIFIED PARTY") with respect to any matter (a "THIRD PARTY CLAIM") which may give rise to a claim for indemnification against any other Party (the "INDEMNIFYING PARTY") under this Section 5, then the Indemnified Party shall promptly (and in any event within 10 business days after receiving notice of the Third Party Claim) notify each Indemnifying Party thereof in writing.

          (ii) Any Indemnifying Party will have the right to assume and thereafter conduct the defense of the Third Party Claim with counsel of his or its choice reasonably satisfactory to the Indemnified Party; PROVIDED, HOWEVER, that the Indemnifying Party will not consent to the entry of any judgment or enter into any settlement with respect to the Third Party Claim without the prior written consent of the Indemnified Party (not to be withheld unreasonably) unless the judgment or proposed settlement involves only the payment of money damages and does not impose an injunction or other equitable relief upon the Indemnified Party.

          (iii) Unless and until an Indemnifying Party assumes the defense of the Third Party Claim as provided in Section 8(d)(ii) above, however, the Indemnified Party may defend against the Third Party Claim in any manner it reasonably may deem appropriate.

          (iv) In no event will the Indemnified Party consent to the entry of any judgment or enter into any settlement with respect to the Third Party Claim without the prior written consent of each of the Indemnifying Parties.

          (e) DETERMINATION OF ADVERSE CONSEQUENCES. For purposes of this Agreement, the term "ADVERSE CONSEQUENCES" means all actions, suits, proceedings, hearings, investigations, charges, complaints, claims, demands, injunctions, judgments, orders, decrees, rulings, damages, dues, penalties, fines, costs, reasonable amounts paid in settlement, liabilities, obligations, taxes, liens, losses, expenses, and fees, including court costs and reasonable attorneys' fees and expenses. The Parties shall make appropriate adjustments for tax benefits and insurance coverage in determining Adverse Consequences for purposes of this Section 8. All indemnification payments under this Section 8 shall be deemed adjustments to the Purchase Price.

          (f) OTHER INDEMNIFICATION PROVISIONS. The indemnification provisions in this Section 8 are in addition to, and not in derogation of, any statutory, equitable, or common law remedy any Party may have for breach of representation, warranty, or covenant; PROVIDED, HOWEVER, that the Buyer acknowledges and agrees that the foregoing indemnification provisions in this Section 8 shall be the exclusive remedy of the Buyer for any breach of the representations and warranties in Section 3 above.

     9    TERMINATION.

          (a) TERMINATION OF AGREEMENT. The Parties may terminate this Agreement as provided below:

          (i) the Buyer and the Sellers may terminate this Agreement by mutual written consent at any time prior to the Closing;

          (ii) the Buyer may terminate this Agreement by giving written notice to the Sellers at any time prior to the Closing in the event (A) the Sellers have within the then previous three business days given the Buyer any notice pursuant to Section 4(e) above and
                (B) the development that is the subject of the notice has had a material adverse effect upon the Acquired Assets taken as a whole;

          (iii) the Buyer may terminate this Agreement by giving written notice to the Sellers at any time prior to the Closing (A) in the event the Sellers have breached any material representation, warranty, or covenant contained in this Agreement in any material respect, the Buyer has notified the Sellers of the breach, and the breach has continued without cure for a period of 10 days after the notice of breach or (B) if the Closing shall not have occurred on or before November 9, 2001, by reason of the failure of any condition precedent under Section 7(a) hereof (unless the failure results primarily from the Buyer itself breaching any representation, warranty, or covenant contained in this Agreement); and

          (iv) the Sellers may terminate this Agreement by giving written notice to the Buyer at any time prior to the Closing (A) in the event the Buyer has breached any material representation, warranty, or covenant contained in this Agreement in any material respect, the Sellers have notified the Buyer of the breach, and the breach has continued without cure for a period of 10 days after the notice of breach or (B) if the Closing shall not have occurred on or before November 9, 2001, by reason of the failure of any condition precedent under Section 7(b) hereof (unless the failure results primarily from the Sellers themself breaching any representation, warranty, or covenant contained in this Agreement).

     10   MISCELLANEOUS.

          (a) PRESS RELEASES AND PUBLIC ANNOUNCEMENTS. No Party shall issue any press release or make any public announcement relating to the subject matter of this Agreement without the prior written approval of the Buyer and the Sellers; PROVIDED, HOWEVER, that any Party may make any public disclosure it believes in good faith is required by applicable law including the rules, regulations or practices of the Securities and Exchange Commission or any listing or trading agreement concerning its publicly-traded securities (in which case the disclosing Party will use its reasonable best efforts to advise the other Parties prior to making the disclosure).

          (b) STATEMENTS QUALIFIED BY KNOWLEDGE. Whenever a statement in this Agreement regarding the existence or absence of facts is qualified by a phrase such as to such Party's "knowledge", the Parties intend that the information to be attributed to such Party is information that is actually known to an officer or an employee who has information that is actually known.

          (c) NO THIRD-PARTY BENEFICIARIES. This Agreement shall not confer any rights or remedies upon any person other than the Parties and their respective successors and permitted assigns.

          (d) ENTIRE AGREEMENT. This Agreement (including the documents referred to herein) constitutes the entire agreement among the Parties and supersedes any prior understandings, agreements, or representations by or among the Parties, written or oral, to the extent they have related in any way to the subject matter hereof.

          (e) SUCCESSION AND ASSIGNMENT. This Agreement shall be binding upon and inure to the benefit of the Parties named herein and their respective successors and permitted assigns. No Party may assign either this Agreement or any of his or its rights, interests, or obligations hereunder without the prior written approval of the Buyer and the Sellers.

          (f) COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument.

          (g) HEADINGS. The section headings contained in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

          (h) NOTICES. All notices, requests, demands, claims, and other communications hereunder will be in writing. Any notice, request, demand, claim, or other communication hereunder shall be deemed duly given if (and then two business days after) it is sent by registered or certified mail, return receipt requested, postage prepaid, and addressed to the intended recipient as set forth below.

          If to the Sellers:    COVENANT ECONET, INC.
                                1054 31st Street, Suite 330, N.W.
                                Washington, D.C. 20007
                                Attn: Marcus Dukes

          Copy to:              Law Firm of Jerry Chase
                                7833 Walker Drive, Suite 620
                                Greenbelt, Maryland  20770
                                Attn: Jerry Chase

          If to the Buyer:      CYNET, INC.
                                12777 Jones Road, Suite 400
                                Houston, Texas  77070
                                Attn: Samuel C. Beale

          Copy to: Chamberlain, Hrdlicka, White, Williams & Martin 1200 Smith Street, Suite 1400
                                Houston, Texas 77002
                                Attn: James J. Spring III

Any Party may send any notice, request, demand, claim, or other communication hereunder to the intended recipient at the address set forth above using any other means (including personal delivery, expedited courier, messenger service, telecopy, telex, ordinary mail, or electronic mail), but no such notice, request, demand, claim, or other communication shall be deemed to have been duly given unless and until it actually is received by the intended recipient. Any Party may change the address to which notices, requests, demands, claims, and other communications hereunder are to be delivered by giving the other Parties notice in the manner herein set forth.

          (i) GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the domestic laws of the State of Texas without giving effect to any choice or conflict of law provision or rule (whether of the State of Texas or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Texas.

          (j) AMENDMENTS AND WAIVERS. No amendment of any provision of this Agreement shall be valid unless the same shall be in writing and signed by the Buyer and the Sellers. No waiver by any Party of any default, misrepresentation, or breach of warranty or covenant hereunder, whether intentional or not, shall be deemed to extend to any prior or subsequent default, misrepresentation, or breach of warranty or covenant hereunder or affect in any way any rights arising by virtue of any prior or subsequent such occurrence.

          (k) SEVERABILITY. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.

          (l) EXPENSES. The Buyer and the Sellers will bear their own costs and expenses (including legal fees and expenses) incurred in connection with this Agreement and the transactions contemplated hereby.

          (m) CONSTRUCTION. The Parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the Parties and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any of the provisions of this Agreement. Any reference to any federal, state, local, or foreign statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context requires otherwise. The word "including" shall mean including without limitation.

          (n) INCORPORATION OF EXHIBITS AND SCHEDULES. The Exhibits and Schedules identified in this Agreement are incorporated herein by reference and made a part hereof.


     IN WITNESS WHEREOF, the Parties hereto have executed this Agreement on as of the date first above written.

                                         CYNET, INC.


                                         By: /s/ Vincent W. Beale, Sr.
                                           ------------------------------------
                                         Name: Vincent W. Beale, Sr.
                                 Title:  Chairman and Chief Executive Officer


                                         COVENANT ECONET, INC.


                                         By:    /s/ Marcus Dukes
                                           ------------------------------------
                                         Name:  Marcus Dukes
                                             ----------------------------------
                                         Title: Chairman/CEO
                                              ---------------------------------


                                         By:    /s/ Teresa Hodge
                                           ------------------------------------
                                         Name:  Teresa Hodge
                                             ----------------------------------
                                         Title: Secretary
                                              ---------------------------------

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